Exhibit 10.2
SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT
     THIS SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”), dated as of June 10, 2002, is entered into by and among ARBITRON INC., a Delaware corporation formerly known as Ceridian Corporation (the “Company”) and each of the Note Holders named on the signature page hereto.
RECITALS
     A. The Company and each Note Holder are parties to that certain Note Purchase Agreement dated as of January 31, 2001, as amended as of March 29, 2001 (the “Note Purchase Agreement”) pursuant to which the Note Holders have extended certain credit facilities to the Company.
     B. The Company has requested that the Note Holders agree to certain clarifying amendments to the Note Purchase Agreement and the Company has requested the Lenders (as defined in the Note Purchase Agreement) to agree to certain corresponding amendments to the New Credit Facility (as defined in the Note Purchase Agreement) to implement the original intent of the parties thereto.
     C. The Note Holders are willing to amend the Note Purchase Agreement and to acknowledge that the proposed corresponding amendments to the New Credit Facility (as defined in the Note Purchase Agreement) do not require their consent under the terms of the Intercreditor Agreement (as defined in the Note Purchase Agreement) subject to the terms and conditions of this Amendment.
     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Note Purchase Agreement.
     2. Amendments to Note Purchase Agreement. The Note Purchase Agreement shall be amended as follows, effective as of the Effective Date:
          (a) Section 2.05(b)(ii) of the Note Purchase Agreement shall be amended in its entirety as follows:
(ii) No notice or prepayment shall be required under this subsection (b) in connection with (A) the issuance of equity securities pursuant to Section 7.07(a)(i), or (B) the Acquisition by the Company or any Subsidiary of cash or Cash Equivalents in any Permitted Acquisition, provided that the cash or Cash Equivalents so acquired is merely incidental to such Permitted Acquisition, or (C) the issuance of any debt instrument or incurrence of debt pursuant to the New Credit Facility, or (D) the issuance of equity securities in connection with any employee or director stock options or grants, employee stock purchase plan or other compensation or benefit arrangement for any employee, director or consultant of the Borrower or any Affiliate thereof, not otherwise prohibited hereunder.
     3. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and the Note Holders as follows:
          (a) No Default or Event of Default has occurred and is continuing.
          (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Note Purchase Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.
          (c) All representations and warranties of the Company contained in Article V of the Note Purchase Agreement are true and correct as of the Effective Date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.
          (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Note Holders or any other Person.
     4. Effective Date. This Amendment will become effective as of January 31, 2001 when each of the conditions precedent set forth in this Section 4 has been satisfied (the “Effective Date”):
          (a) The Note Holder Representative shall have received from the Company and each of the Note Holders a duly executed original (or, if elected by the Note Holder Representative, an executed facsimile copy) counterpart to this Amendment.
          (b) The Note Holder Representative shall have received from the Company a certificate executed by the secretary or assistant secretary of the Company providing satisfactory evidence of the authorization of the execution, delivery and performance by the Company of this Amendment.
          (c) The Note Holder Representative shall have received from the Company a certificate executed by a Responsible Officer of the Company dated as of the date hereof stating that all representations and warranties contained herein are true and correct on and as of the date hereof as though made on and as of such date.
          (d) The Company shall have paid all Attorney Costs of the Note Holder Administrator to the extent invoiced prior to the date hereof, plus such additional amounts of Attorney Costs as shall constitute the Note Holder Administrator’s reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings related to this

Amendment (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Note Holder Representative).
          (e) The Second Amendment to Credit Agreement dated as of June 10, 2002 (in the form made available to the Note Holders) (the “Credit Agreement Amendment”) has been executed by the Company and all of the Lenders under the New Credit Facility (as defined in the Credit Agreement).
          (f) The Note Holder Representative shall have received, in form and substance satisfactory to it, such additional approvals, consents, opinions, documents and other information as the Note Holder Representative may request.
     5. Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Note Holder Representative and the Note Holders of this Amendment shall not (a) be deemed to create a course of dealing or otherwise obligate the Note Holder Representative or the Note Holders to execute similar amendments under the same or similar circumstances in the future or (b) be deemed to create any implied waiver of any right or remedy of the Note Holder Representative or any Note Holder with respect to any term or provision of any Loan Document.
     6. Miscellaneous.
          (a) Except as herein expressly amended, all terms, covenants and provisions of the Note Purchase Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Note Purchase Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Note Purchase Agreement.
          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.
          (c) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.17 AND 10.18 OF THE NOTE PURCHASE AGREEMENT RELATING TO GOVERNING LAW AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE HEREBY INCORPORATED HEREIN IN FULL.
          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Note Holder Representative of a facsimile transmitted document purportedly bearing the signature of a Note Holder or the Company shall bind such Note Holder or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Note Holder Representative to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Note Holder Representative.
          (e) This Amendment, together with the Note Purchase Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Note Purchase Agreement.
          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Note Purchase Agreement, respectively.
          (g) The Company covenants to pay to or reimburse the Note Holder Representative and the Note Holders, upon demand, for all out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.
          (h) This Amendment shall constitute a “Note Document” under and as defined in the Note Purchase Agreement.
          (i) The Note Holders acknowledge and agree that this Amendment and the Credit Agreement Amendment, do not under the terms of the Intercreditor Agreement require the consent of the Instructing Group (as defined in the Intercreditor Agreement).
(Remainder of page intentionally left blank)

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

COMPANY:	ARBITRON INC.

	By:	/s/ William J. Walsh

	Name:	William J. Walsh

	Title:	Executive Vice President of Finance and
Planning and Chief Financial Officer

NOTEHOLDERS:	JOHN HANCOCK LIFE INSURANCE COMPANY

	By:	/s/ Gary M. Pelletier

	Name:	Gary M. Pelletier
	Title:	Managing Director

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

	By:	/s/ Gary M. Pelletier

	Name:	Gary M. Pelletier
	Title:	Managing Director

COMMONWEALTH OF PENNSYLVANIA STATE EMPLOYEE’S RETIREMENT SYSTEM
By: John Hancock Life Insurance Company, as Investment Advisor

	By:	/s/ Gary M. Pelletier

	Name:	Gary M. Pelletier
	Title:	Managing Director

SIGNATURE 4 LIMITED
By: John Hancock Life Insurance Company, as Investment Advisor

	By:	/s/ Gary M. Pelletier

	Name:	Gary M. Pelletier
	Title:	Managing Director
(Signature Page to Amendment)

S-1

SIGNATURE 5 LIMITED
By: John Hancock Life Insurance Company, as Investment Advisor

By:	/s/ Gary M. Pelletier

Name:	Gary M. Pelletier
Title:	Managing Director
(Signature Page to Amendment)

S-2

GUARANTOR ACKNOWLEDGMENT AND CONSENT
     The undersigned, a Guarantor with respect to the Company’s Obligations to the Note Holders under the terms of the Note Purchase Agreement, hereby (i) acknowledges and consents to the execution, delivery and performance by Company of the foregoing Second Amendment to Note Purchase Agreement dated as of June 10, 2002 (the “Amendment”), and (ii) reaffirms and agrees that the Guaranty as to which the undersigned is party, and all other Note Documents and agreements executed and delivered by the undersigned to Collateral Agent and the Note Holders in connection with the Note Purchase Agreement, are in full force and effect without defense, offset or counterclaim.
     All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Note Purchase Agreement.
     This Guarantor Acknowledgment and Consent may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one instrument.

ARBITRON HOLDINGS INC.

By:	/s/ William J. Walsh

Name:	William J. Walsh